UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    September 28, 2006

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                        0-23530                 93-0997412
----------------------------          ------------          ------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (304) 684-7053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

                                    FORM 8-K

Section 2 - Financial Information

Item 2.01     Completion of Acquisition or Disposition of Assets
              --------------------------------------------------

     On September 28, 2006, Trans Energy, Inc. completed the acquisition of the J.B. Dewhurst oil and gas lease, consisting of a 100% working interest and 87.5% net revenue interest in seven wells located on 2200 acres in Grant District, Wetzel County, West Virginia. The purchase price for the lease is $800,000 that was due and paid at the closing.

     The lease was acquired from Tom O'Connell, Bay Oil Company, LLC and Beacon Lombard Corporation. Conveyance of the lease is by good and sufficient general warranty assignment, free and clear of all liens and encumbrances and includes the entire working interest, all wells, personal property, fixtures and improvements located on the lease.

     Trans Energy becomes responsible for the plugging and abandoning of the acquired wells, as necessary, and for any reclamation of the lands after plugging and abandoning operations are completed. All plugging and abandoning operations will be done in accordance with the applicable rules and regulations of the State of West Virginia or other jurisdictional authorities.

     Upon effectiveness of the assignment of the lease, all production, revenue, costs, expenses and other liabilities attributable to the assigned wells occurring before the effective time will belong to the sellers, and all production, assets and liabilities occurring after the effective time will belong to Trans Energy.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

     (c) Exhibits

     Exhibit No.      Description
     -----------      -----------

         10.1         Assignment and Bill of Sale


Notes about Forward-looking Statements

     Statements contained in this Current Report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. Trans Energy cautions the reader that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRANS ENERGY, INC.

Date: October 2, 2006              By   /S/ WILLIAM F. WOODBURN
                                        ------------------------------------
                                        William F. Woodburn
                                        Chief Operating Officer and Director


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